Exhibit 10.20(t)

Supplemental Agreement No. 19

to

Purchase Agreement No. 1951

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of
October 31, 2000, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700, 737-800, and 737-900 aircraft (the Aircraft); and

WHEREAS, Buyer has requested to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Buyer has requested to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Buyer has requested to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Buyer have mutually agreed that the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents and Tables:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 19.

1.2 Remove and replace, in its entirely, page T-3 of Table 1 entitled "Aircraft Deliveries and Descriptions" that relates to Model 737-800 Aircraft with new pages T-3-1 and T-3-2 attached hereto for the Model 737-800 Aircraft reflecting the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  Letter Agreements:

Remove and replace, in its entirety, Letter Agreement

1951-3R11, "Option Aircraft - Model 737-824 Aircraft", with Letter Agreement 1951-3R12, "Option Aircraft - Model 737-824 Aircraft", attached hereto to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Henry H. Hart   By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President-Finance

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 5

2. Delivery, Title and Risk
of Loss 2-1

3. Price of Aircraft 3-1 SA 5

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail
Specification 7-1 SA 5

8. Federal Aviation Requirements and
Certificates and Export License 8-1 SA 5

9. Representatives, Inspection,
Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1

12. Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
and Insurance 12-1

13. Buyer Furnished Equipment and
Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 17

15. Miscellaneous 15-1

Page SA

Number Number

TABLES

1. Aircraft Deliveries and
Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and
Descriptions - 737-700 T-2 SA 13

Aircraft Deliveries and
Descriptions - 737-800 T-3 SA 19

Aircraft Deliveries and
Descriptions - 737-600 T-4 SA 4

Aircraft Deliveries and
Descriptions - 737-900 T-5 SA 5

EXHIBITS

A-1 Aircraft Configuration - Model 737-724 SA 2

A-2 Aircraft Configuration - Model 737-824 SA 2

A-3 Aircraft Configuration - Model 737-624 SA 1

A-4 Aircraft Configuration - Model 737-524 SA 3

A-5 Aircraft Configuration - Model 737-924 SA 5

B Product Assurance Document SA 1

C Customer Support Document - Code Two -
Major Model Differences SA 1

C1 Customer Support Document - Code Three -
Minor Model Differences SA 1

D Aircraft Price Adjustments - New
Generation Aircraft (1995 Base Price) SA 1

D1 Airframe and Engine Price Adjustments - Current
Generation Aircraft SA 1

D2 Aircraft Price Adjustments - New
Generation Aircraft (1997 Base Price) SA 5

E Buyer Furnished Equipment
Provisions Document SA 5

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R3 Seller Purchased Equipment SA 5

1951-3R12 Option Aircraft-Model 737-824 Aircraft SA 19

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R2 Promotional Support - New Generation SA 5

Aircraft

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - New Generation
Aircraft SA 4

1951-9R8 Option Aircraft-Model 737-724 Aircraft SA 17

1951-11R1 Escalation Sharing-Current Generation
Aircraft SA 4

1951-12R1 Option Aircraft - Model 737-924 Aircraft SA 17

1951-13 Configuration Matters - Model 737-924 SA 5

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model

737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model

737-824 Aircraft

6-1162-MMF-308R3 Disclosure of Confidential SA 5

Information

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED SA 1

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

6-1162-MMF-311R3 [CONFIDENTIAL MATERIAL OMITTED SA 5

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

6-1162-MMF-312R1 Special Purchase Agreement
Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to
the Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model

737-524 Aircraft SA 3

6-1162-GOC-015 [CONFIDENTIAL MATERIAL OMITTED SA 2

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

6-1162-GOC-131R2 Special Matters SA 5

6-1162-DMH-365 Performance Guarantees - Model
737-924 Aircraft SA 5

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED SA 8

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED SA 14

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED SA 15

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED SA 1

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10,1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10,1997

Supplemental Agreement No. 5 May 21,1998

Supplemental Agreement No. 6 July 30,1998

Supplemental Agreement No. 7 November 12,1998

Supplemental Agreement No. 8 December 7,1998

Supplemental Agreement No. 9 February 18,1999

Supplemental Agreement No. 10 March 19,1999

Supplemental Agreement No. 11 May 14,1999

Supplemental Agreement No. 12 July 2,1999

Supplemental Agreement No. 13 October 13,1999

Supplemental Agreement No. 14 December 13,1999

Supplemental Agreement No. 15 January 13,2000

Supplemental Agreement No. 16 March 17,2000

Supplemental Agreement No. 17 May 16,2000

Supplemental Agreement No. 18 September 11,2000

Supplemental Agreement No. 19 October 31, 2000

Table 1 to

Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-800 Aircraft

CFM56-7B26 Engines

Detail Specification No. D6-38808-43

Exhibit A-2

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951-3R12

October 31, 2000

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 1951-3R12 to Purchase Agreement No. 1951 - Option Aircraft - Model 737-824 Aircraft

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-824 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-3R11 dated September 11, 2000.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 737-824 Aircraft (the Option Aircraft) to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1. Delivery.

The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

Month and Year Number of

of Delivery   Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Price. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Option Aircraft Deposit.

In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, Buyer has paid a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit) prior to the date of this Letter Agreement. In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option Deposit for such Option Aircraft.

4. Option Exercise.

To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

Option Aircraft Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Contract Terms.

Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6. Cancellation of Option to Purchase.

Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter Agreement, or in the Agreement, as the case may be:

(i) purchase of the Aircraft under the Agreement for any reason not attributable to the canceling party;

(ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

(iii) exercise of the option to purchase such Option Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7. Applicability.

Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By   /s/ Henry H. Hart

Its     Attorney In Fact

ACCEPTED AND AGREED TO this

Date: October 31, 2000

CONTINENTAL AIRLINES, INC.,

By    /s/ Gerald Laderman

Its   Senior Vice President - Finance

Attachment

Model 737-824 Aircraft

1. Option Aircraft Description and Changes.

1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808-43, Revision B, dated April 30,2000, as amended and revised pursuant to the Agreement.

1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

(1) Changes applicable to the basic Model 737-800 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft Supplemental Agreement.

(2) Changes mutually agreed upon.

(3) Changes required to obtain a Standard Certificate of Airworthiness.

1.3 Effect of Changes. Changes to the Detail Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2. Price Description.

2.1 Price Adjustments.

2.1.1 Base Price Adjustments. The base aircraft price (pursuant to Article 3 of the Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3. Advance Payments.

3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.